Exhibit 32(b)

18 U.S.C. SECTION 1350 CERTIFICATION

I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:

1. The Company’s periodic report on Form 10-Q for the period ended October 29, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2008

/s/  Arthur B. Winkleblack
Name: Arthur B. Winkleblack
Title: Executive Vice President
and Chief Financial Officer